UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                     April 20, 2012

SUNWIN STEVIA INTERNATIONAL, INC..
(Exact name of registrant as specified in its charter)

Nevada	000-53595	56-2416925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Shengwang Avenue, Qufu, Shandong China	273100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 537-4424999

SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The Board of Directors of Sunwin International Neutraceuticals, Inc. approved a change of the company’s name to Sunwin Stevia International, Inc. effective on April 20, 2012.  The Board approved the name change in connection with an overall rebranding of the company.  Our common stock will be quoted under our new name beginning on April 23, 2012.  There will be no change in the trading symbol of our common stock on the OTCBB which will remain “SUWN.”

The name change is being effected through the merger of Sunwin International Neutraceuticals, Inc. with a wholly-owned subsidiary in which Sunwin International Neutraceuticals, Inc. will be the surviving entity. In accordance with the Nevada Revised Statutes, Sunwin International Neutraceuticals, Inc. will change its name at the effective time of the merger.  This action was approved by the company’s Board of Directors on March 23, 2012 and no consent of our stockholders is required under Nevada law.

Our CUSIP number will change to 86803 D 109 as a result of the name change.  There will be no mandatory exchange of stock certificates and following the name change, the share certificates which reflect our prior name will continue to be valid.  Certificates reflecting the new corporate name and CUSIP number will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent, Colonial Stock Transfer Company, Inc.

Item 7.01                      Regulation FD Disclosure.

On April 20, 2012 we issued a press release disclosing the name change.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, by us except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 28, 2012 between Sunwin International Neutraceuticals, Inc. and Sunwin Stevia International, Inc.
3.3	Articles of Merger as filed with the Secretary of State of Nevada on March 29, 2012.
99.1	Press release dated April 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWIN STEVIA INTERNATIONAL, INC.
Date: April 20, 2012	By: /s/ Dongdong Lin
Dongdong Lin, Chief Executive Officer